[SHIP]
                            [THE VANGUARD GROUP LOGO]

                             VANGUARD(R) BOND FUNDS
               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 19, 2004

FUND MANAGER CHANGE
Effective January 1, 2005, Ronald M. Reardon assumed the role of Fund Manager for the Vanguard(R) Short-Term Federal Fund. The Fund's investment objective, strategies, and policies remain unchanged.
     The Plain Talk(R) titled "The Funds' Advisors" is replaced with the following:

The managers primarily responsible for overseeing the investments for the Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, and Long-Term Treasury Funds are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Intermediate-Term Investment-Grade Fund since inception; has managed the Short-Term Investment-Grade Fund since 1983; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; has managed portfolio investments since joining Vanguard in 1997; and has managed the Short-Term Treasury Fund since 2000 and the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education:
B.S., University of Wisconsin.

RONALD M. REARDON, Principal of Vanguard. He has worked in investment management since 2001; has been with Vanguard since 2001; and has managed the Short-Term Federal Fund since 2005. Education: B.S., The College of New Jersey; M.B.A., University of Rochester.

The managers primarily responsible for overseeing the investments for the GNMA and Long-Term Investment-Grade Funds are:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.A., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.



                                                                  (over, please)

EARL E.  MCEVOY,  Senior Vice  President  and Partner of  Wellington  Management
Company. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Long-Term Investment-Grade Fund since 1994. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.






















(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS28 012005